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                                                                Exhibit 10.41

                              SECOND AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT
                           --------------------------

     THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Second Amendment") is made and entered into as of the 26th day of November, 1996, by and among EASTERN ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Parent"), its Subsidiaries listed on the signature pages hereto (the Parent and such Subsidiaries herein collectively referred to as the "Borrowers" and, individually, as a "Borrower"), each of which Borrowers having its principal place of business at 1000 Crawford Place, Mount Laurel, New Jersey 08054 and THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, BANK OF AMERICA ILLINOIS, an Illinois banking corporation having its head office at 231 South LaSalle Street, Chicago, Illinois 60697 ("B of A") and such banks or other financial institutions which become a party hereto (each a "Bank," and, collectively, the "Banks"), and FNBB as Agent for the Banks (the "Agent").

     WHEREAS, the Borrowers, the Banks and the Agent have entered into a Revolving Credit Agreement dated as of September 25, 1996 and amended by a First Amendment to Revolving Credit Agreement dated as of November 14, 1996 (as further amended and in effect from time to time, the "Credit Agreement") pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein;

     WHEREAS, the Banks and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Definitions.  Capitalized terms used herein without definition have the
         -----------
meanings ascribed to them in the Credit Agreement.

     2.  Amendment to (S)1.1 of the Credit Agreement.  The following definition
         -------------------------------------------
appearing in (S)1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

           Proforma EBITDA.  For any twelve month period, the Consolidated Net
           ---------------
     Income (or Deficit) of the Borrowers determined in accordance with GAAP, provided that, with respect to any Subsidiary (other than R & A Bender, Inc. ("Bender")) acquired within the past twelve months or to be acquired, the calculation of Consolidated Net Income (or Deficit) for the period prior to such Subsidiary's acquistion may include reference to such Subsidiary's historical financial statements (which have been reviewed and analyzed by the Parent in
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                                      -2-

     accordance with its standard due diligence practices and which are in form and substance satisfactory to the Banks) as such statements may be adjusted by agreement between the Banks and the Borrowers as if such Subsidiary had been owned for those twelve months, plus (a) interest expense, (b) income
                                         ----
     taxes, (c) depreciation and landfill depletion expense, and (d) amortization expense, to the extent that each of the same has been deducted in calculating such Consolidated Net Income (or Deficit), plus the following amounts relating to Bender (e) $4,400,000 for the four fiscal quarters ending December 31, 1996, (f) $3,200,000 for the fiscal quarter ending March 31, 1996, (g) $2,000,000 for the fiscal quarter ending June 30, 1997 included in such calculation of EBITDA, and (h) $800,000 for the fiscal quarter ending September 30, 1997, but excluding one-time charges of not more than (i) $2,820,000 for the fiscal quarter ended June 30, 1996 and
     (ii) $1,857,000 for the fiscal quarter ended September 30, 1996.

     3.  Amendment to (S)7.1(f) of the Credit Agreement.  Section 7.1(f) of the
         ----------------------------------------------
Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

          "(f) Indebtedness of the Borrowers incurred in connection with the acquisition after the date hereof of any real or personal property by the Borrowers, provided that the aggregate principal amount of such Indebtedness of the Borrowers shall not exceed (i) $6,500,000 at any one time on or before January 1, 1997 or (ii) $5,000,000 at any one time thereafter; and"

     4.  Consent to Bender Acquisition.  Any Event of Default which would
         -----------------------------
otherwise occur under subclause (e) of (S)7.4 of the Credit Agreement as a result of the transaction described in the 10/18/96 draft of Agreement for the Sale and Purchase of the Stock of R & A Bender, Inc. and Real Estate Owned by R & A Bender Property, Ltd. known as the Bender Landfill (the "Purchase Agreement") is hereby waived, provided that (a) the aggregate purchase price paid in connection therewith shall not exceed (i) $1,000,000 in common stock of Parent, (ii) warrants for 50,000 shares of common stock of Parent, and (iii) an aggregate of $18,000,000 in cash, Indebtedness incurred in connection therewith and purchase price adjustments, and (b) the Borrowers shall comply with all other provisions of (S)7.4 of the Credit Agreement.

     5.  Ratification, etc.  Except as expressly amended hereby, the Credit
         -----------------
Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Second Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Second Amendment.

     6.  GOVERNING LAW.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND
         -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF
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                                      -3-

THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     7.  Counterparts.  This Second Amendment may be executed in any number of
         ------------
counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Banks.

     8.  Effectiveness.  This Second Amendment shall become effective upon its
         -------------
execution and delivery by the respective parties hereto.

     9.  Entire Agreement.  THE CREDIT AGREEMENT AS AMENDED REPRESENTS THE FINAL
         ----------------
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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     IN WITNESS WHEREOF, the undersigned have duly executed this Second
Amendment under seal as of the date first set forth above.


                                    THE BORROWERS:
                                    --------------

                                    EASTERN ENVIRONMENTAL SERVICES, INC.

                                    By:    /s/ Gregory M. Krzemien
                                       ---------------------------------
                                    Title:  Treasurer
                                           -----------------------------


                                    NHD, INC.

                                    By:    /s/ Gregory M. Krzemien
                                       ---------------------------------
                                    Title:  Treasurer
                                          ------------------------------


                                    PULAKSI GRADING, INC.

                                    By:    /s/ Gregory M. Krzemien
                                       ---------------------------------
                                    Title:  Treasurer
                                           -----------------------------


                                    CAROLINA GRADING, INC.

                                    By:    /s/ Gregory M.Krzemien
                                       ---------------------------------
                                    Title:  Treasurer
                                           -----------------------------


                                    S&S GRADING, INC.

                                    By:    /s/ Gregory M. Krzemien
                                       ---------------------------------
                                    Title:  Treasurer
                                           -----------------------------


                                    ALLIED WASTE SERVICES, INC.

                                    By:    /s/ Gregory M. Krzemien
                                       ---------------------------------
                                    Title:  Treasurer
                                           -----------------------------
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                                      -5-


                                    OLNEY SANITARY SYSTEM, INC.


                                    By:    /s/ Gregory M. Krzemien
                                       ---------------------------------
                                    Title:  Treasurer
                                           -----------------------------

                                    EASTERN WASTE OF NEW YORK, INC.


                                    By:   /s/ Gregory M. Krzemien
                                       ---------------------------------
                                    Title: Treasurer
                                           -----------------------------

                                    THE BANKS:
                                    ---------

                                    BANK OF AMERICA ILLINOIS


                                    By:   /s/ Robert P. Rospierski
                                       ---------------------------------
                                    Title: Vice - President
                                           -----------------------------

                                    THE FIRST NATIONAL BANK OF BOSTON,
                                    individually and as Agent


                                    By:   /s/ Ann E. Howard
                                       ---------------------------------
                                    Title: Divison Executive
                                           -----------------------------